Exhibit 10.2

Form of Lock-Up Agreement

June 5, 2026

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, New York 10022

Ladies and Gentlemen:

This lock-up agreement (this “Lock-Up Agreement”) is being delivered to you in connection with the offering (the “Offering”) contemplated by those certain Securities Purchase Agreements (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”), each dated as of June 5, 2026, between Village Farms International, Inc. (the “Company”) and the purchaser parties thereto (collectively, the “Purchasers”), with respect to the issuance of common shares of the Company, no par value (“Common Shares”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreements.

To induce the Purchasers enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act) of the undersigned or any person in privity with the undersigned not to, during the period commencing on the date hereof and ending 60 days after the Closing Date (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, encumber, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities or any securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition of, or to enter into any transaction, swap, hedge or other arrangement relating to, any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Placement Agent in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Offering; provided that no filing under Section 16(a) of the Exchange Act, shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy, pursuant to a qualified domestic relations order or in connection with a divorce settlement or to a family member or trust for the benefit of a family member (for purposes of this Lock-Up Agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; (e) transfer of Lock-Up Securities in order to make payments of taxes then due (including, but not limited to, any “net” or “cashless” exercise or settlement of restricted shares, restricted share units, options or warrants); (f) the sale of Common Shares pursuant to a “10b5-1” trading plan that is in existence as of the date hereof; (g) any deemed disposition in connection with any vesting or exercise by the undersigned of any option or warrant, outstanding as of the date hereof, to acquire any Common Shares or upon vesting of any restricted shares or restricted share units under the Company’s Amended and Restated Share-Based Compensation Plan, dated March 15, 2021 and adopted June 10, 2021; or (h) transfers of Common Shares or other Lock-Up Securities in connection with the conversion, reclassification, exchange or swap of any outstanding preferred shares, other classes of common equity or other Lock-Up Securities into shares of one or more series or classes of Common Shares or Lock-Up Securities, provided that any such Common Shares or Lock-Up Securities received upon such conversion, reclassification, exchange or swap shall be subject to the terms of this Lock-Up Agreement; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), (d), (g) or (h), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Placement Agent a lock-up agreement substantially in the form of this Lock-Up Agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be voluntarily made. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this Lock-Up Agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Securities that the undersigned may purchase in the Offering; and (ii) the Placement Agent agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Placement Agent will notify the Company of the impending release or waiver. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision in this Lock-Up Agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Common Shares, as applicable; provided that the undersigned does not transfer the Common Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this Lock-Up Agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company, the Purchasers and the Placement Agent are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. This Lock-Up Agreement may not be amended without the prior written consent of the Purchasers and the Placement Agent.

The undersigned understands that, if the Purchase Agreement is not executed by June 30, 2026, or if the Purchase Agreement (other than the provisions thereof which survive termination) terminates prior to the initial closing date of the Securities to be sold thereunder, then this Lock-Up Agreement shall be void and of no further force or effect.

This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

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Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company, the Purchasers and the Placement Agent.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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